Ameriana Bancorp Annual Meeting of Shareholders May 15, 2008 Exhibit 99.1

Forward-Looking Statement
This presentation contains forward-looking
statements, which include statements about
Ameriana’s future financial performance,
business plans and strategies. Forward-
looking statements involve future risks and
uncertainties, because of factors that could
cause actual results to differ materially from
those expressed or implied. Specific risk
factors and other uncertainties that could
affect the accuracy of forward-looking
statements are included in Ameriana’s Form
10-K for the year ended December 31, 2007.

Background Information
• Headquarters – New Castle, Indiana
Henry County
• 14 Locations
- 12 Banking Centers
- 1 Loan Production Center
- 1 Insurance Office
• # 1 Market Share in Henry County – 34.19%
- $210.6 Million in Deposits
• # 4 Market Share in Hancock County – 9.65%
- $56.9 Million in Deposits
(Source:  FDIC)

Ameriana

– Retail Banking Center
– Retail, Commercial Lending, Insurance & Financial Services Center
– Commercial Lending Center
– Insurance Office
Anderson
Middletown
Fishers
Carmel
McCordsville
New Castle
Avon
INDIANAPOLIS
Greenfield
Knightstown
New Palestine
Morristown

Member FDIC

Ameriana Bancorp - Profile
• Line of Business Focus
– Commercial/Business Lending
– Mortgage Banking
– Consumer Lending and Deposits
– Ameriana Financial Services
– Ameriana Insurance
• Experienced Management Team
• Enterprise Risk Management

Ameriana Bancorp Profile
“ Our mission and promise is to
engage every customer in
genuine and innovative ways, to
truly understand and embrace
their individual needs and
desires, so we can provide them
with the best financial solutions
and direction.”

Ameriana Bancorp – Profile
(as of 12/31/2007)
•
Ameriana Bank
($ in 000s)
- Total Assets - $425,068
- Total Loans - $296,951
- Total Deposits - $315,115
•
Ameriana Financial
- Assets under Management - $  45,702
•
Ameriana Insurance
- Total Customers - 3,740
- P & C Coverage - $500,000+

Ameriana
2007 Financial Highlights
• Net Income of $1.2 million compared to
$970,000 loss in 2006
• Net Interest Margin improved by 45 basis
points
• Achieved 18.1% loan portfolio growth
• Shrank the Investment Portfolio by 48.6%
to 15.6% of total assets
• Settled long-standing litigation related to
lease-pool purchases

Key Objectives for 2007 • Maintain Soundness • Improve Profitability • Focus on Loan Growth • Increase Name Recognition • Expand in Key Markets

Maintain Soundness $18,009 $15,841 $9,908 $9,426 $8,939 2004 2005 2006 2007 1Q 2008 Classified and Criticized Loans ($ in thousands)

Maintain Soundness $5,736 $2,466 $3,326 $2,638 $4,557 2004 2005 2006 2007 Q1 2008 Non-Performing Loans ($ in thousands)

Maintain Soundness $3,128 $2,967 $2,616 $2,677 $2,909 2004 2005 2006 2007 1Q 2008 Allowance for Loan Losses ($ in thousands)

Maintain Soundness 1.57% 1.28% 1.04% 0.90% 0.97% 2004 2005 2006 2007 1Q 2008 Allowance for Loan Losses (% of total loans)

Improve Profitability
Continue to change the mix of earning assets
19%
2%
12%
36%
32%
28%
1%
12%
22%
37%
(% of earning assets)
27%
1%
11%
25%
36%
Residential Mortgage Loans
Commercial Loans
Consumer Loans
Construction Loans
Total Investments
2006 2007 1Q 2008

Improve Profitability 2004 2005 2006 2007 ($ in thousands) $10,765 $9,787 $8,801 $9,822 Net Interest Income

Improve Profitability 2.95% 2.57% 2.29% 2.74% 2004 2005 2006 2007 Net Interest Margin (Net Interest Income presented on a tax equivalent basis as a % of average interest- earning assets)

Focus on Loan Growth $199,786 $221,126 $251,885 $296,950 $298,467 2004 2005 2006 2007 1Q 2008 ($ in thousands)

Ameriana

Bank of America

Ameriana

UMPQUA BANK

Huntington

HARRIS

WACHOVIA

REGIONS

MainSource BANK

STAR Financial Bank

CHASE

Charter One

Not your typical bank®

citi

Member FDIC

EQUAL HOUSING LENDER

Increase Awareness Created a logo that positions Ameriana between traditional community banks and larger financial institutions.

Increase Awareness
The new logo was designed to reflect
these attributes:
A bank where each and every customer is
embraced by new thinking and approaches which
are grounded in genuine American and Midwestern
values.
A progressive and responsive,
yet plain-spoken and personal community bank.

Ameriana

Ameriana

Ameriana
BANKING CENTER

Ameriana

LENDER
Member FDIC

Increase Awareness

Expand in Key Markets Greenfield Banking Center Redesign & Remodeling Before Under Construction As Finished

Expand In Key Markets Carmel Fishers

Expand In Key Markets • Continue to focus on suburban markets of Indianapolis • Evaluating several opportunities for expansion in 2009 and beyond

Industry Challenges for 2008
• Residential
– Sub-prime mortgages disrupt the mortgage and
financial markets
– Increased levels of residential foreclosures
nationwide
– Decreasing property values (20-40% declines in
appraised values)
– Significantly increased sale times
– Tightened secondary market and PMI standards
– Government intervention may force write-downs
on loans in foreclosure

Industry Challenges for 2008
• Commercial
– Deterioration of credit quality
– Higher Industry NPAs
– Higher provision expenses
– Slowing absorption rates
– Declining appraised values
– Deterioration of capital markets

Industry Challenges for 2008 • Margins – Declining interest rates squeezing margins – Consumer preferences for short-term deposit accounts – Higher cost for funds, i.e. brokered CDs

Industry Challenges For 2008
Significant Decline in Financial
Stocks
Change %
1 Year 3 Years
SNL Banks and Thrifts (26.92) (15.23)
SNL Banks (25.73) (13.57)
SNL Thrifts (40.52) (33.30)
KBW Banks (26.02) (11.91)
S & P Banks (35.44) (28.11)
(Source: SNL Financial)

Ameriana – 2008 Key Objectives
• Soundness
– Manage NPAs and OREO
– Minimize losses
– Work with borrowers in distress if possible
– Utilize skills of Special Assets Manager and
Chief Credit Officer to manage criticized and
classified assets
– Ensure adequacy of ALL
– Preserve capital

Ameriana – 2008 Key Objectives
• Profitability
– Continue to improve Net Interest Margin
– Increase Net Interest Income by increasing
commercial loans
– Manage expenses
– Grow other income from Ameriana Financial
Services and Ameriana Insurance

Ameriana – 2008 Key Objectives
• Growth
– Completion of Greenfield remodeling project July 2008
– Opening of Fishers Banking Center in September 2008
– Opening of Carmel Banking Center in November 2008
– Continue to evaluate opportunities for 2009 and
beyond expansion

Why Invest in Ameriana?
• Credit quality is stable
• Strong Risk Management
• Outlook for earnings growth is positive
• Business unit strategies are focused on managed
growth
• Long-term corporate strategies are consistent with
improving Shareholder Value

Ameriana

Ameriana Bancorp

EQUAL HOUSING LENDER

Member FDIC

NASDAQ: ASBI